UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

(Date of report) November 18, 2025

(Date of earliest event reported) November 17, 2025

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 East Fifth Street

Tulsa, OK 74103

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code (918) 947-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange
(indicate by check mark)
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 17, 2025, John W. Gibson, 73, provided notice to ONE Gas, Inc. (the “Company”) of his decision to retire as a member of the Board of Directors (the “Board”) and as chair of the Board, effective on May 21, 2026, immediately following the Company’s Annual Meeting of Shareholders, after having served on the Board since 2014.

Mr. Gibson’s retirement is not due to any disagreement with the Company, including on any matter relating to its operations, policies or practices.

The Company truly appreciates Mr. Gibson’s service to the Board.

On November 18, 2025, Deborah A. P. Hersman, 55, was elected by the Board to succeed Mr. Gibson as chair of the Board, effective May 21, 2026, immediately following the Company’s Annual Meeting of Shareholders. Ms. Hersman of Lorton, Virginia has been a member of the Board since June 2023 and most recently served as the chair of the Corporate Governance Committee of the Board. Following Mr. Gibson’s retirement from the Board on May 21, 2026, the size of the Board will be reduced to eight (8).

Item 7.01	Regulation FD Disclosure

On November 18, 2025, the Company issued a news release announcing the retirement of John W. Gibson, effective May 21, 2026, immediately following the Company’s Annual Meeting of Shareholders, and the election of Deborah A. P. Hersman to succeed Mr. Gibson as chair of the Board. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	News release issued by ONE Gas, Inc. dated November 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE Gas, Inc.

	By:	/s/ Brian K. Shore
Date: November 18, 2025		Brian K. Shore
Vice President, Associate General Counsel and Secretary